Exhibit 10.29

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 22, 2017, by and among MedEquities Realty Operating Partnership, LP, a Delaware limited partnership (“Borrower”), EACH OF THE ENTITIES IDENTIFIED AS “GUARANTORS” ON THE SIGNATURE PAGES OF THIS AMENDMENT (collectively, the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually and as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and EACH OF THE OTHER “LENDERS” WHICH ARE SIGNATORIES HERETO (together with KeyBank in its capacity as a Lender, hereinafter referred to collectively as the “Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrower, Agent and each of the Lenders are party to that certain Second Amended and Restated Credit Agreement dated as of February 10, 2017 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);

WHEREAS, the Guarantors executed and delivered to Agent and the Lenders that certain Second Amended and Restated Unconditional Guaranty of Payment and Performance dated as of February 10, 2017 (the “Guaranty”), or subsequently joined as a “Guarantor” thereunder pursuant to a Joinder Agreement;

WHEREAS, the Borrower and the Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement and Agent and the Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

Definitions

.  Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.

Modifications of the Credit Agreement

.  The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

(a)By inserting the following definitions in §1.1 of the Credit Agreement, in the appropriate alphabetical order:

“ALF.  Assisted living facility.”;

“Arlington BMHF.  The Real Estate owned by MRT of Texas - ATF, LLC consisting of (i) the BMHF located at 2301 Avenue J, Arlington, Texas, commonly known as Greenhouse Treatment Center, and (ii) the related behavioral housing

104138008\V-4

facility located at 1075 Wet N Wild Way, Arlington, Texas, commonly known as Resolutions Sober Living Dallas.”;

“BMHF.  Behavioral and mental health facilities.”;

“ILF.  Independent living facility.”;

“Las Vegas BMHF.  The Real Estate owned by MRT of Nevada - ATF, LLC consisting of (i) the BMHF located at 3441 S. Eastern Avenue, Las Vegas, Nevada, commonly known as Desert Hope Treatment Center, and (ii) the related behavioral housing facility located at 1000 N. Main Street, Las Vegas, Nevada, commonly known as Resolutions Sober Living Las Vegas.”; and

“MCF.  Memory care facility.”;

(b)By deleting in their entirety the definitions of Capital Reserve, Interest Payment Date, Medical Property and Mortgage Note Receivables appearing in §1.1 of the Credit Agreement and inserting in lieu thereof the following new definitions, in the appropriate alphabetical order:

“Capital Reserve.  For any period, an amount equal to (a) the sum of (i) $500 per bed for SNFs, plus (ii) $1,500 per bed for STACHs, IRHs, LTACs and ACHs, plus (iii) $0.50 multiplied by the Net Rentable Area of the MOBs, plus (iv) $0.75 multiplied by the Net Rentable Area of ASCs, BMHFs, LPCs, IMFs, and STDCs, plus $350 per bed for ALFs, ILFs and MCFs, multiplied by (b) the number of days in such period divided by three hundred sixty-five (365), less any reserve amounts received by the Borrower from tenants in accordance with the terms of their Lease;

“Interest Payment Date.  As to each Base Rate Loan and each Revolving Credit LIBOR Rate Loan, the first day of each calendar month during the term of such Loan.  As to each Term LIBOR Rate Loan, the last day of each Interest Period relating thereto; provided that in the event that the Interest Period for a Term LIBOR Rate Loan shall be for a period in excess of one month, then interest shall also be payable on the one-month anniversary of the commencement of such Interest Period.”;

“Medical Property.  Single or multi-tenant facilities consisting of MOBs, SNFs, STACHs, ACHs, ASCs, LPCs, IMFs, STDCs, LTACs, IRHs, ALFs, BMHFs, ILFs and MCFs.”; and

“Mortgage Note Receivables.  A mortgage loan secured by a first mortgage lien on a Medical Property, or on land or on land and improvements on which a Medical Property will be developed or redeveloped, and which Mortgage Note Receivable includes, without limitation, the indebtedness secured by a related first priority security instrument.”;

(c)By (i) deleting the word “and” appearing at the end of §7.20(a)(viii) of the Credit Agreement, (ii) deleting the period appearing at the end of §7.20(a)(ix)(J) of the Credit

104138008\V-4

Agreement and inserting “; and” in lieu thereof, and (iii) inserting the following new  §7.20(a)(x) into the Credit Agreement:

“(x)

if such Eligible Real Estate is the Arlington BMHF or the Las Vegas BMHF, such Eligible Real Estate shall consist of both the BMHF and the related behavioral housing facility as described in the respective definitions of the Arlington BMHF and the Las Vegas BMHF; provided, further, that if any other BMHF containing a related behavioral housing facility approved by Agent is included as a Borrowing Base Asset pursuant to this Agreement, such BMHF shall consist of both the BMHF and the related behavioral housing facility at all times such Eligible Real Estate is included as a Borrowing Base Asset unless otherwise approved by Agent.” ;

(d)By deleting in its entirety §8.3(k) of the Credit Agreement and inserting in lieu thereof the following new §8.3(k):

“(k)

Investments in Mortgage Note Receivables secured by properties of the type described in §8.3(h)(i), or on land or land and improvements to be developed or redeveloped into properties of the type described in §8.3(h)(i);”.

References to Credit Agreement

.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

Consent of Guarantors

.  By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and any other agreements executed contemporaneously herewith, and Borrower and Guarantors hereby acknowledge, represent and agree that the Credit Agreement, as modified and amended herein, and the other Loan Documents (including without limitation the Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

Representations

.  Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

Authorization

.  The execution, delivery and performance of this Amendment and any other documents executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or

104138008\V-4

require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.

Enforceability

.  This Amendment and any other documents executed in connection herewith are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

Approvals

.  The execution, delivery and performance of this Amendment and any other documents executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

Reaffirmation

.  Except as set forth on Schedules 6.21 and 6.22 attached hereto, each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith are true and correct in all material respects (subject to §1.2(m) of the Credit Agreement) as of the date hereof except for representations or warranties that expressly relate to an earlier date.

No Default

.  No Default or Event of Default has occurred and is continuing or will arise or occur after the execution and delivery of this Amendment and any other documents executed in connection herewith.

Waiver of Claims

.  Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present directors, officers, agents or employees of Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

Ratification

.  Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement and the other Loan Documents.  Nothing in this Amendment or the other documents executed in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).  By execution hereof, Borrower and Guarantors acknowledge that the Agent and the Lenders have made no agreement, and are in no way obligated, to grant any future extension, waiver, indulgence or consent.

Counterparts

.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

104138008\V-4

Miscellaneous

.  THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

Effective Date

.  The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance reasonably satisfactory to the Agent:

(a)A counterpart of this Amendment duly executed by the Borrower, Guarantors, the Required Lenders and Agent; and

(b)Such other amendments, certificates, documents, instruments, title endorsements and agreements as the Agent may reasonably request.

The Borrower will pay the reasonable out-of-pocket fees and expenses of Agent in connection with this Amendment and the transactions contemplated hereby in accordance with §15 of the Credit Agreement.

11.Amendment as Loan Document.  This Amendment shall constitute a Loan Document.

12.Final Agreement.  THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[CONTINUED ON NEXT PAGE]

104138008\V-4

IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment, under seal, as of the day and year first above written.

BORROWER:

MEDEQUITIES REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	MedEquities OP GP, LLC, a Delaware limited liability company, its general partner

By: /s/ Jeffery C. Walraven
Name: Jeffery C. Walraven
Title: EVP, CFO, Secretary, Treasurer

(SEAL)

[Signatures Continue On Next Page]

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/MedEquities]

GUARANTORS:

MEDEQUITIES REALTY TRUST, INC.,
a Maryland corporation

By: /s/ Jeffery C. Walraven
Name: Jeffery C. Walraven
Title: EVP, CFO, Secretary, Treasurer

(SEAL)

MEDEQUITIES OP GP, LLC,
a Delaware limited liability company

By: /s/ Jeffery C. Walraven
Name: Jeffery C. Walraven
Title: EVP, CFO, Secretary, Treasurer

(SEAL)

MEDEQUITIES REALTY TRS, LLC,
a Delaware limited liability company

By: /s/ Jeffery C. Walraven
Name: Jeffery C. Walraven
Title: EVP, CFO, Secretary, Treasurer

(SEAL)

[Signatures Continue On Next Page]

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/MedEquities]

MRT OF KENTFIELD CA – LTACH, LLC,

MRT OF LAS VEGAS NV – LTACH, LLC,

MRT OF SPARTANBURG SC - SNF, LLC,

MRT OF BROWNSVILLE TX - MOB, LLC,

MRT OF AMARILLO TX – 1ST MORTGAGE IRF, LLC,

MRT OF SPRINGFIELD MA – 1ST MORTGAGE ACH, LLC,

MRT OF LAKEWAY TX – ACH, LLC,

MRT OF FORT WORTH TX – SNF, LLC,

MRT OF LAS VEGAS NV – ACH, LLC,

MRT OF LA MESA CA – SNF, LLC,

MRT OF UPLAND CA – SNF/ALF, LLC,

MRT OF NATIONAL CITY CA – SNF I, LLC,
MRT OF NATIONAL CITY CA – SNF II, LLC,

MRT OF BROWNWOOD TX - SNF, LLC,

MRT OF EL PASO TX - SNF, LLC,

MRT OF GRAHAM TX - SNF, LLC,

MRT OF KAUFMAN TX - SNF, LLC,

MRT OF KEMP TX - SNF, LLC,

MRT OF KERENS TX - SNF, LLC,

MRT OF LONGVIEW TX - SNF, LLC,

MRT OF MT. PLEASANT TX - SNF, LLC,

MRT OF SAN ANTONIO TX - SNF II, LLC,

MRT OF SAN ANTONIO TX - SNF I, LLC,

MRT OF SAN DIEGO CA – SNF, LLC,

MRT OF HOUSTON TX – EAST FREEWAY ACH, LLC,

MRT OF TOLLAND CT – SNF, LLC,

MRT OF BROOKVILLE IN – SNF, LLC, and

MRT OF LIBERTY IN – SNF, LLC,

each a Delaware limited liability company

By: /s/ Jeffery C. Walraven
Name: Jeffery C. Walraven

Title: EVP, CFO, Secretary, Treasurer

(SEAL)

[Signatures Continue On Next Page]

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/MedEquities]

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Grant Saunders Name: Grant Saunders Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.

By: /s/ Chiara Carter
Name: Chiara Carter
Title: Executive Director

CITIBANK, N.A.

By: /s/ John Rowland
Name: John Rowland
Title: Vice President

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Dana Scheppmann
Name: Dana Scheppmann
Title: Duly Authorized Signatory

FIFTH THIRD BANK, an Ohio banking corporation

By: /s/ Vera B. McEvoy
Name: Vera B. McEvory
Title: Director II

[Signatures Continue On Next Page]

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/MedEquities]

CADENCE BANK, N.A.

By: /s/ Will Donnelly
Name: Will Donnelly
Title: AVP= Healthcare Banking

CITIZENS BANK, N.A.

By: /s/ Frank Kaplan
Name: Frank Kaplan
Title: Assistant Vice President

ROYAL BANK OF CANADA

By: /s/ Sheena Lee
Name: Sheena Lee
Title: Authorized Signatory

RAYMOND JAMES BANK, N.A.

By: /s/ Matt Stein
Name: Matt Stein
Title: Vice President

PINNACLE BANK

By: /s/ Allison H. Jones
Name: Allison H. Jones
Title: Senior Vice President

RENASANT BANK

By: /s/ Craig Gardella
Name: Craig Gardella
Title: EVP

[Signatures Continue On Next Page]

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/MedEquities]

WHITNEY BANK dba HANCOCK BANK

By: /s/ Brian Wille
Name: Brian Wille
Title: Senior Vice President

CAPSTAR BANK

By: /s/ David A. Bertani
Name: David A. Bertani
Title: SVP, Healthcare Group

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/MedEquities]

SCHEDULE 6.21

LEASES

(See Schedule 6.22)

Schedule 6.21 - Page 1

SCHEDULE 6.22

PROPERTY

Section 6.22(xv):  The tenant under the master lease of the Texas 10 properties, GruenePointe Holdings, LLC (“GruenePointe”), failed to meet two of the financial covenant thresholds (trailing twelve-month fixed charge coverage ratio and trailing twelve-month rent coverage ratio) under the master lease, for the reporting period ended June 30, 2017.  The Borrower is in discussions with GruenePointe regarding these two financial covenants and may provide a waiver to GruenePointe to adjust the ratios for each such financial covenant, which waiver is expected to remain in effect until the earlier of December 31, 2018 or such time that the operations under the Texas 10 portfolio returns to compliance with the original financial covenants set forth in the master lease.

Schedule 6.22 - Page 1